UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 4, 2009

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

             Delaware             000-51446          02-0636095
   (State or Other Jurisdiction  (Commission       (IRS employer
        of Incorporation)        File Number)   identification no.)



           121 South 17th Street
             Mattoon, Illinois                  61938-3987
   (Address of principal executive offices)     (Zip code)



     Registrant's telephone number, including area code: (217) 235-3311

                               Not Applicable
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [   ]     Written communications pursuant to Rule 425 under the
   Securities Act (17 CFR 230.425)

   [   ]     Soliciting material pursuant to Rule 14a-12 under the
   Exchange Act (17 CFR 240.14a-12)

   [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))

   [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
   under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

   The information set forth in Item 5.02 below is incorporated herein by reference.

   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   Employment Security Agreements
   ------------------------------

   On December 4, 2009, Consolidated Communications Holdings, Inc. (the "Company") approved entering into amended Employment Security Agreements (the "Agreements") with the following executive officers of the Company: Robert J. Currey, Steven L. Childers, Joseph R. Dively, Steven J. Shirar, C. Robert Udell, Jr., and Christopher A. Young. The Agreements supercede the employment security agreements previously entered into with these executives. The Agreements are substantially identical, except with respect to Mr. Currey's agreement, as noted below. Complete copies of the forms of the Agreements are filed with this Current Report as Exhibits 10.1 (the form of Agreement with Mr. Currey) and 10.2 (the form Agreement with each of the other executive officers named above) and incorporated herein by this reference.

   Payments under the Agreements are provided if (i) there is a change in control of the Company and (ii) within two years following the change in control, either the executive's employment is terminated by the Company without "cause" (i.e., commission of a felony, fraud, negligence in the performance of duties, or violation of the Company's code of conduct resulting in termination of employment) or the executive terminates his employment for "good reason" (i.e., reduction in salary, bonus or job responsibilities, or relocation more than 30 miles away). Change in control is defined in the Agreements and includes the acquisition of a majority of the Company's common stock, certain mergers, consolidations and asset transfers, or the election of a majority of the directors not recommended by the incumbent board.

   Change in control benefits under the Agreements generally include (i) a lump sum cash payment equal to three years base salary and target bonus in the case of the CEO and two years base salary and target bonus in the case of all other executives, (ii) a prorata target bonus (if the bonus would not otherwise be paid) and (iii) continuation of medical, dental, life insurance and similar benefits for three years in the case of the CEO and two years in the case of all other executives. The Agreements also limit the amount of payments to be made thereunder to the extent necessary to avoid the imposition of any excise tax pursuant to Section 280G of the Internal Revenue Code. The Agreements include covenants that prohibit the executives from competing and from soliciting Company employees for one year following a termination of employment.







   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  Exhibits.


   Exhibit No.    Description
   -----------    -----------
   10.1           Form of Employment Security Agreement with Robert J.
                  Currey.
   10.2           Form of Employment Security Agreement with certain of
                  the Company's other executive officers.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: December 10, 2009

                            Consolidated Communications Holdings, Inc.




                            By:  /s/ Steven L. Childers
                                 --------------------------------------
                                 Name: Steven L. Childers
                                 Title: Chief Financial Officer







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
   10.1           Form of Employment Security Agreement with Robert J.
                  Currey.
   10.2           Form of Employment Security Agreement with certain of
                  the Company's other executive officers.